SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2003

                                   ----------


                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)





           Delaware                      0-3698                  94-1527868
(State or other jurisdiction of  (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)




     2201 Laurelwood Road
   Santa Clara, California                                           95054
    (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (408) 988-8000





        (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release issued by Siliconix incorporated, dated April 30, 2003, announcing first quarter 2003 results.

Item 9.  Regulation FD Disclosure.

      On April 30, 2003, Siliconix incorporated (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated into this Item 9 by reference, reporting the financial results of the Company for the quarter ended March 29, 2003.

      The information provided under this Item 9 and the accompanying exhibit are being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," but are being furnished under Item 9 of Form 8-K in place of Item 12 in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2003

                                    SILICONIX INCORPORATED



                                    By: /s/ Nick Bacile
                                       ---------------------------
                                         Nick Bacile
                                         Executive Vice President

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by the Company dated April 30, 2003, announcing first quarter 2003 results.